SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant Check the appropriate box:

[X]  Preliminary Proxy Statement             [ ]  CONFIDENTIAL, FOR USE OF THE
                                                  COMMISSION ONLY (AS PERMITTED
[ ]  Definitive Proxy Statement                   BY RULE 14A-6(E)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section
     240.14a-13


                           VINTAGE MUTUAL FUNDS, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange 3 Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

    4)  Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

    5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount previously paid:

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    2)  Form, Schedule or Registration Statement No.:

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    3)  Filing Party:

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    4)  Date Filed:

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                                       2

                           VINTAGE MUTUAL FUNDS, INC.

                Government Assets Fund - "T" Shares Liquid Assets
                      Fund - "S", "S2", "T" and "I" Shares
                 Municipal Assets Fund - "S", "T" and "I" Shares
                           Institutional Reserves Fund
                         Institutional Money Market Fund
                         Vintage Limited Term Bond Fund
                                Vintage Bond Fund
                           Vintage Municipal Bond Fund

                         SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD

                                December 16, 2005
                                     8:30AM

                                1415 28th Street
                               Century II Building
                                    Suite 200
                        West Des Moines, Iowa 50266-1461


Dear Shareholder:

        At a Board of Directors meeting on October 26, 2005 the Board considered and approved a new Investment Advisory Agreement for the Vintage Mutual Fund, Inc. ("VINTAGE") and each of its funds (the "Vintage Funds") - Government Assets Fund, Liquid Assets Fund, Municipal Assets Fund, Institutional Reserves Fund, Institutional Money Market Fund, Vintage Limited Term Bond Fund, Vintage Bond Fund, Vintage Municipal Bond Fund. This action was taken as a result of the announcement that our investment advisor, Investors Management Group, Ltd. ("IMG"), would be acquired by West Bancorporation, Inc., a West Des Moines based bank holding company.

         Under the laws applicable to investment advisors and us, a change of control of IMG immediately terminates the current Investment Advisory Agreement as to each of the Vintage Funds. To permit IMG to continue to serve as each of the Vintage Funds investment advisor after the change of control, the Board approved a new Advisor Agreement with IMG, effective on the date of the change of control. This "new" agreement is identical in all material respects to the current Advisor Agreement, except as to its term. The law also requires that we submit the approval of the new Investment Advisory Agreement to our shareholders. As a result we have call a meeting shareholders of all of the Vintage Funds to be held on December 16, 2005 at 8:30 am at IMG's offices located at 1415 28thStreet, Century II Building, Suite 200, West Des Moines, Iowa 50266-1461

        No change to the service provided by IMG is anticipated. The IMG investment staff, Jeff Lorenzen, Laurie Mardis and Kevin Croft is all anticipated to continue to manage VINTAGE's investments. The IMG administrative staff led by Amy Mitchell will also continue to serve us. In the end, the change will simply result in IMG being owned by an Iowa banking organization which many of you may know and do business with.

        The approval of a new Investment Advisory Agreement requires the approval of the Shareholders of each of the Vintage Funds to be effective. As a result we have called a meeting of Shareholders to consider and approve the new agreement. In consideration of these matters and on behalf of our Board of Directors we encourage you to execute and return the proxy provided herein. The official Notice of the Meeting and the Proxy Statement with the form of Proxy, which describes the proposal and how to vote, is enclosed.

     Your vote is important. While you may attend the meeting in person and vote, you may vote by proxy as described in the Proxy Statement. If you choose to vote by proxy, you are asked to sign, date and return the proxy card in the enclosed postage-paid return envelope. You may also fax it to us toll-free at XXX-XXX-XXXX. Faxing or returning your proxy card to us will not prevent you from otherwise voting in person, but will assure that your vote will be counted if you are not in attendance and will ensure that a quorum will be present at the meeting which will avoid the additional expense of further proxy solicitation if a quorum is not present.

     It is very important that your proxy be received promptly. We need to receive your card or fax no later than December 14, 2005.

     The VINTAGE Board of Directors recommends that the Shareholders approve the new Advisor Agreement.

                                            Sincerely,

Dated: November __, 2005                    /s/ Jeffrey D. Lorenzen, President
                                            ------------------------------------
                                            Vintage Mutual Funds, Inc.

         NOTICE OF SPECIAL MEETING OF ALL CLASSES OF SHAREHOLDERS OF THE

                             Government Assets Fund
                               Liquid Assets Fund
                              Municipal Assets Fund
                           Institutional Reserves Fund
                         Institutional Money Market Fund
                         Vintage Limited Term Bond Fund
                                Vintage Bond Fund
                           Vintage Municipal Bond Fund

                                   to be held

                                December 16, 2005

                                       at

                                1415 28th Street
                               Century II Building
                                    Suite 200
                        West Des Moines, Iowa 50266-1461


     NOTICE IS HEREBY GIVEN that a Meeting of the Shareholders (the "Meeting") of the Government Assets Fund, Liquid Assets Fund, Municipal Assets Fund, Institutional Reserves Fund, Institutional Money Market Fund, Vintage Limited Term Bond Fund, Vintage Bond Fund, Vintage Municipal Bond Fund (collectively the "Vintage Funds" or individually a "Fund") of the Vintage Mutual Funds, Inc. ("VINTAGE"), will be held on December 16 , 2005 at 8:30 am local time at 1415 28thStreet, Century II Building, Suite 200, West Des Moines, Iowa 50266-1461f for the following purposes:

     1. To approve a new Investment Advisory Agreement with Investors Management Group, Ltd. to be effective upon the closing of the acquisition of Investors Management Group, Ltd. by West
          Bancorporation, Inc.

     The Board of Directors of VINTAGE fixed the close of business on November 4 as the record date (the "Record Date") for determining the Shareholders who are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. The proposal to approve a new Investment Advisory Agreement with Investors management Group, Ltd. will be voted on by the shareholders of each of the Vintage Funds and only Shareholders who or which is a shareholder in a Fund as of the Record Date are entitled to cast one vote per share for each matter to be voted on for that Fund. Please read the full text of the accompanying Proxy Statement for a complete understanding of the proposal.

     Your vote is important. The authorized official of each Shareholder may execute the Proxy. Please sign, date and return the accompanying proxy card in the enclosed postage-paid return envelope, or you may fax the signed proxy card to us toll-free at XXX - XXX- XXXX. Faxing or returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting, and will ensure that a quorum will be present at the meeting, which will avoid the additional expense of further proxy solicitation if a quorum is not present. It is very important that your proxy be received promptly. We must receive your vote by no later than December 14, 2005. The enclosed proxy is being solicited by the Board of Directors of VINTAGE. The Board of Directors recommends that you vote in favor of the new Advisor Agreement.

                                        By Order of the Board of Directors

                                        /s Amy Mitchell
                                        ----------------------------
                                        Secretary

                                        Des Moines, Iowa  November __, 2005

                           VINTAGE MUTUAL FUNDS, INC.
                      C/O Investors Management Group, Ltd.
                                1415 28th Street
                               Century II Building
                                    Suite 200
                        West Des Moines, Iowa 50266-1461
                                 (515) 244-5426
                                  800-872-4024

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS



                               GENERAL INFORMATION

     We are providing you with this Proxy Statement in connection with the solicitation of proxies by and on behalf of the Government Assets Fund, Liquid Assets Fund, Municipal Assets Fund, Institutional Reserves Fund, Institutional Money Market Fund, Vintage Limited Term Bond Fund, Vintage Bond Fund, Vintage Municipal Bond Fund (collectively the "Vintage Funds" or individually a "Fund") of the Vintage Mutual Funds, Inc. ("VINTAGE"), for use at the Special Meeting of Shareholders to be held at 1415 28thStreet, Century II Building, Suite 200, West Des Moines, Iowa 50266 - 1461 on December 16, 2005, at 8:30 am local time, and at any and all postponements or adjournments thereof (the "Meeting"). This proxy statement, the accompanying form of proxy, and the Notice of Special Meeting was first mailed or given to Shareholders on or about November __, 2005.

     Because many of the Vintage Funds Shareholders may be unable to attend the Meeting in person, the Board of Directors is soliciting proxies to give each Shareholder an opportunity to vote on all matters presented at the Meeting. Shareholders are urged to:

    (1) read this Proxy Statement carefully;

    (2) specify their choice in each matter by marking the appropriate box on the enclosed Proxy,

    (3) sign, date and return the Proxy by mail in the postage-paid, return envelope provided, or

    (4) fax the Proxy toll-free to fax number XXX-XXX-XXXX

     If the accompanying proxy is executed properly by the Shareholder and returned, the Shareholders so voting will be deemed to have voted their shares at the Meeting in accordance with the instructions given. The Board of Directors of VINTAGE recommends a vote FOR all proposals. If no instructions are given, the Shareholder's Units will be voted FOR the approval of all proposals and any other business as may properly come before the Meeting.

VINTAGE FUNDS' ANNUAL AND SEMI-ANNUAL REPORTS HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SUCH REPORTS ARE AVAILABLE AT NO COST BY CALLING TOLL-FREE AT 800-872-4024, VIEWING ONLINE AT WWW.VINTAGE.ORG, OR WRITING TO VINTAGE in care of INVESTORS MANAGEMENT GROUP, LTD. AT 1415 28th STREET, CENTURY II BUILDING, SUITE 200, WEST DES MOINES, IOWA 50266-1461.

     Your vote is important. Please take a moment now to sign, date and return the accompanying proxy card in the enclosed postage-paid return envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting, and will avoid the additional expense of further proxy solicitation and will ensure that a quorum is represented at the meeting.


                   QUESTION AND ANSWER SUMMARY: ABOUT THE VOTE

What is being voted on at the Meeting?

     As more fully described in this proxy statement, the Board of Directors of VINTAGE is asking Shareholders to consider and vote on the following proposal:

     To approve a new Advisor Agreement with Investors Management Group, Ltd to be effective upon the acquisition of the Investors Management Group, Ltd. by West Bancorporation, Inc.

We may also transact any other business as may properly come before the Meeting or any adjournment thereof.

Who can vote at the Meeting?

     The Board of Directors has set November 4, 2005 as the record date for the Meeting. Only Shareholders of the Vintage Funds at the close of business on the record date will be entitled to receive notice of and to vote at the Meeting. Each Shareholder will be entitled to one vote per share for each Fund they are a shareholder, regardless of the class. All Shareholders of a Fund regardless of class vote collectively as to that Fund on this proposal.

What constitutes a quorum for the Meeting?

     Quorum for the Meeting is based on the number shares outstanding held by Shareholders in each Fund that are represented in person or by proxy. To have a quorum for a Fund we need a majority of the Shares of that Fund to be present, in person or by proxy. Proxies received will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the meeting. The vote with respect to each Fund will be tabulated separately.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of shares of each Fund represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies required to be voted for a proposal, FOR such an adjournment; provided, however, any proxies required to be voted against a proposal will be voted AGAINST such adjournment.

How to vote?

     If Shareholder completes and properly signs the accompanying proxy card and return it to us, it will be voted as they direct, unless they later revoke the proxy. Unless instructions to the contrary are marked, or if no instructions are specified, Shareholders represented by a proxy will be voted FOR the proposal set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you do not complete a proxy card and return it to us or vote at the meeting, you will be treated as if you voted AGAINST a proposal. If you check the box labeled ABSTAIN on the proxy card and return it to us, you will be treated as if you voted AGAINST a proposal.

     If you attend the Meeting, you may deliver your completed proxy card or vote in person. You may either mail the proxy card to us in the envelope provided or you fax the signed proxy card toll-free to us at XXX-XXX-XXXX.

Can the vote be changed after return of the proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

     Any written notice of revocation sent to us must include the Shareholder's name and must be received prior to the Meeting to be effective.

What vote is required to approve the proposals?

The approval of the New Advisor Agreement as to each Fund requires the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares of the Fund entitled to vote at the Meeting are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

     Abstentions are counted in tabulations of the votes cast on proposals presented to Shareholders. Therefore, for all matters presented at the Meeting, abstentions will have the same effect as a vote against the proposals.

                   PROPOSAL TO APPROVE A NEW ADVISOR AGREEMENT

          Investors Management Group, Ltd. ("IMG") 1415 28th Street, West Des Moines, Iowa 50266 has been the investment advisor for VINTAGE since VINTAGE's inception. IMG is a wholly owned subsidiary of AMCORE Investment Group, N.A. ("AIG"), a national bank. AIG is a wholly owned subsidiary of AMCORE Financial, Inc. ("AMCORE") which is a publicly traded mutli-bank holding company. AIG and AMCORE are based in Rockford, Illinois and are engaged in banking and related financial services businesses in Illinois and Wisconsin. On October 23, 2005 AMCORE and AIG executed a Stock Purchase Agreement with West Bancorporation, Inc. ("West Bancorp") that, if consummated, will result in IMG being acquired by and becoming a wholly owned subsidiary of West Bancorp (the "Transaction"). West Bancorp is a publicly traded one bank holding company that owns and operates West Bank, an Iowa state charted bank that operates from offices in West Des Moines, Iowa and WB Capital Management Inc., d/b/a VMF Capital, a registered investment advisor. Closing of the Transaction is to occur on or before December 31, 2005.

          Under the laws applicable to IMG and VINTAGE, the acquisition of IMG by West Bancorp will result in the automatic termination of the current Investment Advisory Agreement between VINTAGE and IMG ("Current Advisor Agreement"). Consequently, in order for IMG to continue to serve as VINTAGE's investment advisor, a "new" Advisor Agreement (the "New Advisor Agreement"), effective upon the consummation of the Transaction must be approved by the Board of Directors and the Shareholders. In the event that the Transaction does not occur, IMG will continue to manage VINTAGE's assets under the Current Advisor Agreement.

          At its Meeting on October 26, 2005, the VINTAGE Board of Directors was provided information regarding the Transaction and West Bancorp's plans for IMG after the Transaction is consummated. There is not anticipated to be any material change to the investment management structure of IMG. Jeff Lorenzen, IMG's Chief Investment Officer, President and Director, along with his portfolio managers Laurie Mardis and Kevin Croft are expected to continue in these positions and will be subject to employment agreements for at least a three year period after the Transaction. In addition, IMG's Secretary, Treasurer, Director and Operations Manager, Amy Mitchell, will also be subject to an employment agreement and will continue for at least a three period after the Transaction. Other investment analysts and administrative staff are also expected to continue to be employed by IMG after the transaction. Patricia Bonavia, a Director and the chief Executive Officer of IMG will, however, resign. Subsequent to the Transaction it is expected that West Bancorp will appoint a Director to the IMG Board to replace Ms. Bonavia and may add additional Directors, however, who may be appointed or when this may occur is presently undecided.

The Current Advisor Agreement

          The Current Advisor Agreement is attached to this Proxy Statement as Appendix A. The following is a summary of the essential terms of the Current Advisor Agreement. This summary is qualified in its entirety to the terms set forth in the Current Advisor Agreement. The New Advisor Agreement will be identical in all material respects to the Current Advisor Agreement , except with respect to its term. The term of the New Advisor Agreement commences on the date that the Transaction is closed and ends on June 30, 2007.

 Term: The Current Advisor Agreement is effective for annual periods ending on December 31 of each year, subject to annual approval of the Board as required by the 40 Act and the right of the Board to terminate the agreement at anytime on 60 days prior notice. The Current Advisor Agreement terminates automatically in the event of its assignment. The Current Advisor Agreement was last approved by Participants on or about February 3, 1998 as a result of the reorganization of the Vintage Funds and the acquisition of IMG by AMCORE. It was last approved by the Board of Trustees on February 13, 2005.

Duties: IMG provides a continuous investment program for the Vintage Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Investment Advisor will determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Vintage Funds.

Compensation: The Vintage Funds pay IMG various fees for its investment advisory services as set forth below:

Institutional Money Market Fund - Annual rate of thirty-five one-hundredths of one percent (0.35%) of the average daily net assets of such Fund.

Government Assets Fund -Annual rate of forty one-hundredths of one percent (0.40%) of the average daily net assets of such Fund.

Liquid Assets Fund - Annual rate of thirty-five one-hundredths of one percent (0.35%) of the average daily net assets of such Fund.

Municipal Assets Fund - Annual rate of thirty-five one-hundredths of one percent (0.35%) of the average daily net assets of such Fund.

Institutional Reserves Fund - Annual rate of thirty-five one-hundredths of one percent (0.35%) of the average daily net assets of such Fund.

Vintage Limited Term Bond Fund - Annual rate of fifty one-hundredths of one percent (0.50%) of the average daily net assets of such Fund.

Vintage Bond Fund - Annual rate of fifty-five one-hundredths of one percent (0.55%) of the average daily net assets of such Fund

Vintage Municipal Bond Fund - Annual rate of fifty one-hundredths of one percent (0.50%) of the average daily net assets of such Fund.

All fees are computed daily and paid monthly.

Limitations of Liability: IMG is not be liable for any error of judgment or mistake of law or for any loss suffered by the Vintage Funds in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from its willful misfeasance, bad faith or negligence or from reckless disregard by it of its obligations and duties under this Agreement.

Expenses. IMG pays all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

For the fiscal year ending March 31, 2005 VINTAGE paid IMG the following amounts in fees under the Current Advisor Agreement.

Government Assets Fund                                  $  424,184
Institutional Reserves Fund                             $  171,334
Institutional Money Market                              $     1514
Liquid Assets Fund                                      $  327,092
Municipal Assets Fund                                   $    87405
Limited Term Bond Fund                                  $   315200
Bond Fund                                               $  642,889
Municipal Bond Fund


In addition to advisory fees paid to IMG under Current Advisor Agreement, IMG is also paid other amounts under certain other agreements for various services not involving investment advisory services in connection with operating VINTAGE on a daily basis. The other agreements are intended to continue regardless whether the New Advisor Agreement is approved. These other agreements are not required to be approved by the Shareholders under the 40 Act as a result of the Transaction and as a result the Board of Directors is not submitting these other agreements to the Shareholders for approval. The amounts and purpose of such other payments under these other agreements to IMG and to affiliates are as follows:

Fund Accounting:

Government Assets Fund                                   $
Institutional Reserves Fund                              $
Institutional Money Market                               $
Liquid Assets Fund                                       $
Municipal Assets Fund                                    $
Limited Term Bond Fund                                   $
Bond Fund                                                $
Municipal Bond Fund

Transfer Agency:

Government Assets Fund                                   $
Institutional Reserves Fund                              $
Institutional Money Market                               $
Liquid Assets Fund                                       $
Municipal Assets Fund                                    $
Limited Term Bond Fund                                   $
Bond Fund                                                $
Municipal Bond Fund

Administration:

Government Assets Fund                                   $
Institutional Reserves Fund                              $
Institutional Money Market                               $
Liquid Assets Fund                                       $
Municipal Assets Fund                                    $
Limited Term Bond Fund                                   $
Bond Fund                                                $
Municipal Bond Fund

Distribution and Shareholder Servicing:

Government Assets Fund                                   $
Institutional Reserves Fund                              $
Institutional Money Market                               $
Liquid Assets Fund                                       $
Municipal Assets Fund                                    $
Limited Term Bond Fund                                   $
Bond Fund                                                $
Municipal Bond Fund

The names and principal occupations of IMG principal executive officers and directors are as follows:

Jeffrey D. Lorenzen - Director, President and Chief Investment Officer - IMG. Mr. Lorenzen's principal occupation has been as a portfolio manager and in various other investment related positions for IMG since 1992.

Amy Mitchell, Director - Vice President, Treasurer, Chief Financial and Operations Officer - IMG. Ms. Mitchell's principal occupation has been as operations manager for IMG since 1990.

Vera Lichtenberger -Chief Compliance Officer - IMG. Ms. Lichtenberger principal occupation is an attorney and has served as Chief Compliance Officer for IMG since June, 2004.

Patricia Bonavia - Director and Chief Executive Officer. Ms. Bonavia's principal occupation is as President of AMCORE Investment Services a division of AMCORE Investment Group, N.A. a national bank and parent of IMG.

Each such person's address, except for Patricia Bonavia is that of IMG. Patricia Bonavia's address is _____________________________, Rockford, Illinois. As noted above, all will continue to serve in these same capacities after the Transaction is consummated, except Patricia Bonavia, who will resign on the date the Transaction is consummated.

Jeffrey D. Lorenzen has been designated as Principal Executive Officer of VINTAGE; Amy Mitchell has been designated as Chief Financial Officer of VINTAGE and Vera Lichtenberger serves as VINTAGE's Chief Compliance Officer.


The New Advisor Agreement

          The New Advisor Agreement will be identical in form as the Current Advisor Agreement, except that it will incorporate all amendments and except it will have a different term. The initial term of the New Advisor Agreement will reflect the date on which the Transaction is consummated (currently anticipated to be on or about December 31, 2005) as its new effective date. Assuming that the New Advisor Agreement it is approved by Shareholders, the New Advisor Agreement will then continue in effect until June 30, 2007. Thereafter, the New Advisor Agreement will continue in effect for successive annual periods, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose of the VINTAGE Directors that are not interested persons of VINTAGE or (2) a vote of the holders of a majority of the outstanding shares of each Vintage Fund.

Board Considerations Relating to the New Advisor Agreement

          On October 26, 2005, the Board of Directors held a meeting called for the purpose of considering, among other things the New Advisor Agreement and, after careful review, determined that approving the New Advisor Agreement was in the best interests of the Shareholders. At the meeting, senior officers of IMG and AMCORE discussed the Transaction and the need to approve the New Advisor Agreement due to the change of control of IMG. Representatives of West Bancorp also were present and discussed their plans for IMG. The Board of Directors considered a wide range of information, including information of the type they considered on in February, 2005 when they last determined to continue the Current Advisor Agreement. In determining that the New Advisor Agreement was in the best interests of the Shareholders, the Board of Directors considered all factors deemed to be relevant to VINTAGE, including, but not limited to:

o the expectation that the operation of IMG and VINTAGE's day-to-day management, including the portfolio managers, will remain unchanged for the foreseeable future;

o IMG and its personnel (including particularly those personnel with responsibilities for providing services to VINTAGE ), resources and investment process will remain unchanged;

o IMG will have access to the resources and personnel of West Bancorp and its other subsidiaries;

o    the financial viability of IMG will remain unchanged;

o the terms of the New Advisor Agreement, including the fee, will be the same as those of the Current Advisor Agreement;

o the nature, extent and quality of the services that IMG has been providing to VINTAGE Fund will remain unchanged;

o    the investment performance of VINTAGE over various periods;

o the advisory fee rate payable to IMG by VINTAGE and by other client accounts managed by IMG;

o the total expense ratio of VINTAGE and of similar funds managed by other advisers;

o compensation payable by VINTAGE to IMG for other services;

    the historical profitability of the Current Advisor Agreement to IMG and to AMCORE and the projected profitability of the New Advisor Agreement to West Bancorp;

    the extent to which economies of scale would be realized from the fee structure as VINTAGE grows.

          The Board considered the level and depth of knowledge of IMG, including the information described below under the heading "IMG." In evaluating the quality of services provided by IMG, the Board took into account its familiarity with IMG's management through board meetings, conversations and reports.

          The Board compared the advisory fees and total expense ratio of VINTAGE with various comparative data that it had been provided with previously in approving VINTAGE's Current Advisor Agreement. This data compared the advisory fee to be paid under the Current Advisor Agreement and estimates of the other expenses to be paid by VINTAGE to advisory fees and other expenses paid by comparable funds. The comparative data assisted the Board in assessing the fairness and reasonableness of Advisory fee to be paid under the Current Advisor Agreement as well as the total estimated expenses to be paid by VINTAGE. The Board considered VINTAGE's recent performance results and noted that the Board reviews on a quarterly basis information about VINTAGE's performance results, portfolio composition and investment strategies. The Board also considered other fees paid to IMG under other agreements. The Board noted that VINTAGE's advisory fee and total expenses were equal to or below the median of advisory fees and total expenses paid by its peer group of funds. The Board also took into consideration the financial condition, costs and profitability of the Advisor and West Bancorp and any indirect benefits derived by IMG from IMG's relationship with VINTAGE.

          In considering the approval of the New Advisor Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board's evaluation of all factors that it deemed to be relevant, the Board, concluded that IMG has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the New Advisor Agreement; the costs of services to be provided and profits to be realized by IMG are average in comparison to those of investment advisers of comparable funds; and the proposed advisory fee is fair and reasonable, given the nature, extent and quality of the services to be rendered by IMG. The Board further determined that the change in control of IMG did not present any material change in the type and quality of service it would provide to VINTAGE which to date the Board considered to be of superior quality. Noting that the realization of economies of scale is reflected by including breakpoints in the advisory fee schedule, the Board concluded that VINTAGE's shareholders would benefit from economies of scale as VINTAGE grows.

          The Directors also considered the provisions of Section 15(f) of the 1940 Act, which provides, in relevant part, that affiliated persons may receive compensation if (1) for a period of three years after the Transaction at least 75 percent of the Directors of VINTAGE are independent of IMG and (2) an "unfair burden" is not imposed on VINTAGE as a result of the Transaction. IMG and AMCORE have agreed to pay all costs associated with the 2005 Special Meeting of Shareholders due to the Transaction. In addition, if the Transaction is consummated, it is expected that all but one of the Fund's Directors will continue to be Disinterested Directors.

          After carefully reviewing all of these factors, the Board, unanimously approved the New Advisor Agreement and recommended that VINTAGE's Shareholders vote to approve the New Advisor Agreement.


                             ADDITIONAL INFORMATION

The Advisor

        The Advisor is an Iowa corporation organized in 1982 and has been registered as an investment advisor under the Investment Advisers Act of 1940, as amended since that time. The business address of IMG is 1415 28th Street, Century II Building, Suite 200, West Des Moines, Iowa 50266-1461.
                                  .
          As of September 30, 2005, IMG had approximately $4 billion in assets under management. IMG's clients include pensions, foundations and endowments, insurance companies and one open-end mutual fund - the Vintage Mutual Funds, Inc.

Brokerage Commissions

          The Fund does not participate and does not in the future intend to participate in soft dollar or directed brokerage arrangements.

Record Date and Number of Outstanding Units

        The Board of Directors of VINTAGE has fixed the close of business on November 4, 2005 as the Record Date for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournment thereof. Only Shareholders of record with positive account balances in the Portfolios at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournment thereof. On this record date, the outstanding shares of the Vintage Funds were as follows:

Fund                                        # Shares

Government Assets Fund
Liquid Assets Fund
Municipal Assets Fund
Institutional Reserves Fund
Institutional Money Market Fund
Vintage Limited Term Bond Fund
Vintage Bond Fund
Vintage Municipal Bond Fund

 Security Ownership of Certain Beneficial Owners

     As of the Record Date, all Directors and Officers of VINTAGE, as group, owned __ shares of the Vintage Funds as set forth below.

Fund                                        # Shares             % outstanding

Government Assets Fund
Liquid Assets Fund
Municipal Assets Fund
Institutional Reserves Fund
Institutional Money Market Fund
Vintage Limited Term Bond Fund
Vintage Bond Fund
Vintage Municipal Bond Fund


     The following table sets forth information regarding beneficial ownership of the shares of the Vintage Funds by all Shareholders known to VINTAGE to be the beneficial owner of five percent or more of the outstanding shares. . Unless otherwise noted in the footnotes following the table, the information is provided as of November 4, 2005 and the persons as to whom information is given have sole voting and investment power over the shares beneficially owned.

Fund                                        # Shares

Government Assets Fund

Name

Liquid Assets Fund

Name

Municipal Assets Fund

Name

Institutional Reserves Fund

Name

Institutional Money Market Fund

Name

Vintage Limited Term Bond Fund

Name

Vintage Bond Fund

Name

Vintage Municipal Bond Fund

Name

                             SOLICITATION OF PROXIES

     This solicitation is being made by mail on behalf of the Board of Directors of VINTAGE, but may also be made without additional remuneration by officers or employees of the Adviser by telephone, telegraph, facsimile transmission, electronic mail or personal interview. The expense of the printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Special Meeting, and any additional material relating to the Meeting, which may be furnished to Shareholders by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by Investors management Group, Ltd. and or AMCORE Investment Group, N.A. To obtain the necessary representation of Shareholders at the Meeting, supplementary solicitations may be made by mail, electronic mail, telephone or interview by officers of VINTAGE or employees of the Adviser. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Annual meetings of Shareholders are not required to be held unless they are necessary under the 1940 Act. Therefore, although the Board of Directors has determined to hold a special meeting this year VINTAGE may not hold Shareholder meetings on an annual basis. A Shareholder proposal intended to be presented at any meeting hereafter called must be received at VINTAGE's offices a reasonable time before VINTAGE begins to print and mail its proxy materials for that meeting, in order to be considered for inclusion in VINTAGE's proxy statement and form of proxy relating to such meeting. If a Shareholder fails to submit the proposal by such date, VINTAGE will not be required to provide any information about the nature of the proposal in its proxy statement, and the proposal will not be considered at that next annual meeting of Shareholders.

        Proposals should be sent to Amy Mitchell, VINTAGE, Secretary, at VINTAGE. The submission by a Shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

                                  OTHER MATTERS

     The Board is not aware of any matters to come before the Meeting, other than the proposals specified in the Notice of Special Meeting. However, if any other matter requiring a vote of the Shareholders should arise at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.

                                   Appendix A




                          INVESTMENT ADVISORY AGREEMENT
                            Amended December 1, 2004

        THIS AGREEMENT made as of February 13, 1998, between the Vintage Mutual Funds, Inc., a Maryland Corporation (herein called the "Company"), and Investors Management Group, a federally registered investment advisor having its principal place of business in Des Moines, Iowa (herein called the "Investment Advisor").

        WHEREAS, the Company is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

        WHEREAS, the Company desires to retain the Investment Advisor to furnish investment advisory and administrative services to the ten existing investment portfolios of the Company and may retain the Investment Advisor to serve in such capacity to certain additional investment portfolios of the Company, all as now or hereafter may be identified in Schedule A hereto (such initial investment portfolio and any such additional investment portfolios together called the "Funds") and the Investment Advisor represents that it is willing and possess legal authority to so furnish such services without violation of applicable laws (including the Glass-Steagall Act) and regulations:

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Company hereby appoints the Investment Advisor to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Investment Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

2. DELIVERY OF DOCUMENTS. The Company has furnished the Investment Advisor with copies properly certified or authenticated of each of the following:

        (a) The Company's Articles of Incorporation, dated November 15, 1994, and filed with the Secretary of State of Maryland on November 16, 1994, and any and all amendments thereto or restatements thereof (such Articles, as presently in effect and as it shall from time to time be amended or restates, is herein called the "Articles of Incorporation");

        (b)    The Company's By Laws and any amendments thereto:

        (c) Resolutions of the Company's Board of Directors authorizing the appointment of the Investment Advisor and approving this Agreement;

        (d) The Company's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on December 13, 1994, and all amendments thereto;

        (e) The Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"), and under the 1940 Act as filed with the Securities and Exchange Commission and all amendment thereto; and

        (f) The most recent Prospectus and Statement of Additional Information of each of the Funds (such Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus").

        The Company will furnish the Investment Advisor from time to time with copies of all amendments of or supplements to the foregoing.

3. MANAGEMENT. Subject to the supervision of the Company's Board of Directors, the Investment Advisor will provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Investment Advisor will determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the funds. The Investment Advisor will provide the services under this Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Company's Board of Directors. The Investment Advisor further agrees that it:

        (a) Will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

        (b) Will conform with all applicable Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Advisor;

        (c) Will not make loans to any person to purchase or carry units of beneficial interest ("shares") in the Company or make loans to the Company;

        (d) Will place or cause to be placed orders for the funds either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Investment Advisor will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. The Investment Advisor may cause a Fund to pay a broker which provides brokerage and research services to the Investment Advisor a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Investment Advisor determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Investment Advisor's overall responsibilities to the Company and any other of the Investment Advisor's clients. In no instance will portfolio securities by purchase from or sold to the Investment Advisor, or any affiliated person of the Company or the Investment Advisor;

        (e) Will maintain all books and records with respect to the securities transactions of the Funds and will furnish the Company's Board of Directors with such periodic and special reports as the Board may request;

        (f) Will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and the funds and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Investment Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company, and;

        (g) Will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Funds, the Investment Advisor's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Company's account are customers of the Investment Advisor or of its parent or its subsidiaries or affiliates. In dealing with such customers, the Investment Advisor and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Company.

4. SERVICES NOT EXCLUSIVE. The investment management services furnished by the Investment Advisor hereunder are not to be deemed exclusive, and the Investment Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Advisor hereby agrees that all records which it maintains for the funds are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Investment Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6. EXPENSES. During the term of this Agreement, the Investment Advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, each of the funds will pay the Investment Advisor and the Investment Advisor will accept as full compensation therefore a fee equal to the fee set forth on Schedule A hereto. The obligations of the funds to pay the above described fee to the Investment Advisor will begin as of the respective dates of the initial public sale of shares in the Funds.

        If in any fiscal year the aggregate expenses of any of the Funds (as defined under the securities regulations of any state having jurisdiction over the Company) exceed the expense limitations of any such state, the Investment Advisor will reimburse the Fund for a portion of such excess expenses equal to such excess times the ratio of the fees otherwise payable by the Fund to the Investment Advisor hereunder and to IMG under the Management and Administration Agreement between IMG and the Company. The obligation of the Investment Advisor to reimburse the Funds hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year, provided however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Funds for such proportion of such excess expenses regardless of the amount paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Company so require. Such expense reimbursement, if any will be estimated daily and reconciled and paid on a monthly basis.

8. LIMITATION OF LIABILITY. The Investment Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9. DURATION AND TERMINATION. This Agreement will become effective as of the date first written above (of, if a particular fund is not in existence on that date, on the date a registration statement relating to that Fund becomes effective with the Securities and Exchange Commission), provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until December 31, 1999.

        Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Company's Board of Directors or by vote of a majority of all votes attributable to the outstanding shares of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days' written notice, without the payment of any penalty, by the Company (by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of such Fund) or by the Investment Advisor. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.)

10. INVESTMENT ADVISOR'S REPRESENTATIONS. The Investment Advisor hereby represents and warrants that it is willing and possess all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable law and regulations, including but not limited to the Glass-Steagall Act and the regulations promulgated thereunder.

11. AMENDMENT TO THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharges or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

12. MISCELLANEOUS. The names "Vintage Mutual Funds, Inc." and Directors of the Vintage Mutual Funds, Inc." refer respectively to the Company created and the Directors, as directors but not individually or personally. The obligations of the Company entered into in the name or on behalf thereof by any of the Directors, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Directors, Shareholders or representatives of the Company personally, but bind only the assets of the Company, and all persons dealing with any series of shares of the Company must look solely to the assets of the Company belonging to such series for the enforcement of any claims against the Company.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                           Vintage Mutual Funds, Inc.

                                     By:     /s/
                                             ----------------------------------
                                     Title:
                                             ----------------------------------


                                           Investors Management Group, Ltd.
                                     By:    /s/
                                            -----------------------------------
                                     Title:
                                            -----------------------------------

                   AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

        Vintage Mutual Funds, Inc., a Maryland corporation ("Company") and Investors Management Group, a federally registered investment adviser having its place of business in Des Moines, Iowa ("Investment Adviser") hereby enter into this amendment to that certain Investment Advisory Agreement dated as of February 13, 1998, by and between them ("Agreement").

        WHEREAS, the parties have agreed that the provisions relating to limitation of liability set forth in Paragraph 8 of the Agreement, should be clarified to prohibit limitation of liability for the Investment Adviser's negligence.

        NOW THEREFORE, in consideration of the continuation of the Agreement and the mutual agreements contained here, the parties agree as follows;

        1. The parties agree and confirm the continuation of the Agreement on the terms and conditions set forth therein, except as they may relate to Paragraph 8 thereof.

        2. Paragraph 8 of the Agreement is hereby amended and restated as follows, such amended and restated Paragraph 8 superseding and replacing in all respects Paragraph 8 of the Agreement:

               "8. LIMITATION OF LIABILITY

                      The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement."

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by the officers designated below, as of the day and year previously written.


                                        VINTAGE MUTUAL FUNDS, INC.


                                     By: /s/
                                           -------------------------------------

                                        Title:
                                              ----------------------------------



                                        INVESTORS MANAGEMENT GROUP, LTD.


                                     By: /s/
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

                                Schedule A to the
                          Investment Advisory Agreement
                   Between the Vintage Mutual Funds, Inc. and
                           Investors Management Group

        NAME OF FUND                                 COMPENSATION
        ------------                                 ------------

Institutional Money Market Fund             Annual rate of thirty-five
                                            one-hundredths of one percent
                                            (0.35%) of the average daily
                                            net assets of such Fund.

Government Assets Fund                      Annual rate of forty
                                            one-hundredths of one percent
                                            (0.40%) of the average daily net
                                            assets of such Fund.

Liquid Assets Fund                          Annual rate of thirty-five
                                            one-hundredths of one percent
                                            (0.35%) of the average daily
                                            net assets of such Fund.

Municipal Assets Fund                       Annual rate of thirty-five
                                            one-hundredths of one percent
                                            (0.35%) of the average daily
                                            net assets of such Fund.

Institutional Reserves Fund                 Annual rate of thirty-five
                                            one-hundredths of one percent
                                            (0.35%) of the average daily
                                            net assets of such Fund.

Vintage Limited Term Bond Fund              Annual rate of fifty
                                            one-hundredths of one percent
                                            (0.50%) of the average daily
                                            net assets of such Fund.

Vintage Bond Fund                           Annual rate of fifty-five
                                            one-hundredths of one percent
                                            (0.55%) of the average daily net
                                            assets of such Fund

Vintage Municipal Bond Fund                 Annual rate of fifty
                                            one-hundredths of one percent
                                            (0.50%) of the average daily net
                                            assets of such Fund.

Vintage Balanced Fund                       Annual rate of seventy-five
                                            one-hundredths of one percent
                                            (0.75%) of the average daily
                                            net assets of such Fund.

Vintage Equity Fund                         Annual rate of seventy-five
                                            one-hundredths of one percent
                                            (0.75%) of the average daily
                                            net assets of such Fund.

Vintage Growth Fund                         Annual rate of ninety-five
                                            one-hundredths of one percent
                                            (0.95%) of the average daily
                                            net assets of such Fund.

* All fees are computed daily and paid monthly.

Amended 12/1/04.

                          PROXY/VOTING INSTRUCTION CARD


                        SPECIAL MEETING DECEMBER 16, 2005
        THIS PROXY IS SOLICITED ON BEHALF OF VINTAGE'S BOARD OF DIRECTORS

Revoking any such prior appointments, the undersigned, a Shareholder of Vintage Mutual Funds, Inc. ("VINTAGE"), hereby appoints, Amy Mitchell, Vera Lichtenberger and Jeffrey D. Lorenzen and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, as a Shareholder in VINTAGE as of the date of record, and as fully as the undersigned would be entitled to vote if personally present, at the Special Meeting of Shareholders to be held at _________________________________on December 16, 2005 at 8:30 am local time, and at any postponements or adjournments thereof.

THE VOTE OF THE SHAREHOLDER REPRESENTED BY THIS PROXY/VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW, OR IF NO DIRECTION IS MADE, WILL BE VOTED IN FAVOR OF ALL PROPOSALS AND EACH OF THE OTHER ITEMS SET FORTH ON THE PROXY.

FOR THE REASONS SET FORTH IN THIS PROXY STATEMENT, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ALL PROPOSALS.

Please mark boxes in ink. Sign, date and return this Proxy promptly, using the enclosed postage-paid envelope or toll-free fax 866-260-0246.

     Proposal 1: To approve a new Advisor Agreement with Investors Management Group, Ltd. to be effective upon the closing of the acquisition of Investors Management Group, Ltd. by West Bancorporation, Inc.


                 [ ]  FOR         [ ]  AGAINST         [ ]  ABSTAIN



In the discretion of such proxy holders, upon such other business as may properly come before the Meeting or any and all postponements or adjournments thereof.

                 [ ]  FOR         [ ]  AGAINST         [ ]  ABSTAIN

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders, dated November __, 2005 and the Proxy Statement furnished therewith.

     SHAREHOLDER NAME               PORTFOLIO                    # SHARES




VINTAGE SHAREHOLDER:

Signature: _____________________________________________________

Printed Name: __________________________________________________

Dated: __________________

TO SAVE VINTAGE ADDITIONAL VOTE SOLICITATION EXPENSES, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE OR FAX TOLL-FREE TO 866-260-0246.